AB VARIABLE PRODUCTS SERIES FUND, INC.

- AB Global Risk Allocation–Moderate Portfolio

Class B

Supplement dated October 17, 2025 to the Summary Prospectus and Prospectus dated May 1, 2025 for AB Variable Products Series Fund, Inc. (the “Prospectuses”), offering Class B shares of AB Global Risk Allocation–Moderate Portfolio (the “Portfolio”).

The Portfolio offers its shares only through the separate accounts of AuguStar Life Insurance Company (formerly, Ohio National Life Insurance Company) and its eligible affiliates (the “Insurer”). The Insurer redeemed substantially all its shares of the Portfolio on October 17, 2025 and has informed the Adviser that it expects to redeem its remaining shares on or about December 5, 2025.

Effective immediately, the Portfolio has ceased offering its shares. In addition, the Adviser expects to transition the portfolio to cash and/or cash equivalents in anticipation of the final redemption and to immediately reduce or eliminate the use of derivatives. During the period between the date hereof and the date of the final redemption, the Portfolio will no longer pursue its investment objective and strategies set forth in the Prospectuses, and the Adviser and its affiliates will waive advisory and Rule 12b-1 fees in connection with managing and distributing the Portfolio. Subsequent to the final redemption, the Portfolio will take such steps as are necessary to wind up its business and affairs and terminate.

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This Supplement should be read in conjunction with the Prospectuses for the Portfolio.

You should retain this Supplement with your Prospectus(es) for future reference.

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